UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CRIXUS BH3 ACQUISITION COMPANY

(Name of Registrant as Specified in its Charter)

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PRELIMINARY PROXY – SUBJECT TO COMPLETION

CRIXUS BH3 ACQUISITION COMPANY

819 NE 2nd Avenue, Suite 500

Fort Lauderdale, Florida, 33304

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 7, 2022

To the Stockholders of Crixus BH3 Acquisition Company:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Crixus BH3 Acquisition Company (“Crixus BH3,” “Company,” “we,” “us” or “our”) to be held on December 7, 2022 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301, to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to August 7, 2023, subject to extension by our board of directors (“Board”) for up to six additional thirty-day periods (the latest of which such date is referred to as the “New Termination Date”), provided that, in each case, Crixus BH3 Sponsor LLC (our “sponsor”) (or its affiliates or designees) has provided to us a notice of such extension no later than five business days prior to August 7, 2023 or such thirty-day period, as applicable, and deposited in the trust account (the “Trust Account”) established by the Investment Management Trust Agreement, dated October 4, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) an amount determined by multiplying $0.035 by the number of public shares (as defined below) then outstanding (such an amount, a “Deposit Amount”), in consideration of our execution and delivery of a non-interest bearing, unsecured promissory note equal to such Deposit Amount, which such promissory note may not be repaid by us in the event that we are unable to complete an initial business combination (unless there are funds of ours available outside of the Trust Account to do so) and which Deposit Amount will be used to fund the redemption of our public shares in the event that an initial business combination is not consummated by the New Termination Date and (b) make other administrative and technical changes in the charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

•

a proposal to amend the Trust Agreement pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of the Trust Account to the New Termination Date or such later date as may be approved by our stockholders in accordance with the charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the “Trust Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) two Class I directors to our Board (the “Board”), such directors to serve until the third annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal;

•

a proposal to ratify the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Proposal”); and

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, Trust Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until 18 months from the closing of our IPO (April 7, 2023), or, if the Board extends such period, up to 21 or 24 months from the closing of our IPO (by July 7, 2023 or October 7, 2023, as applicable, provided that our sponsor provides the requisite notice and deposits the requisite amounts in the Trust Agreement as provided in the charter), to complete an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there may not be sufficient time before April 7, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

In addition, the Inflation Reduction Act of 2022 (the “IR Act”) imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; consequently, our Board believes that, absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to an initial business combination and/or a financing transaction relating to any such business combination), there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable)). The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders (as defined below) would otherwise be entitled to receive.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal; an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need between approximately $75.0 million and $100.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”). Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting. In the event that the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement.

If the Charter Amendment Proposal and the Trust Amendment Proposal are put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal at the special meeting, do not vote on the Charter Amendment Proposal or the Trust Amendment Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders (including our anchor investors) waived their rights to participate in any liquidation distribution with respect to their shares of our Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (“Class B common stock” or “founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the special meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved, and the Minimum Trust Account Balance is maintained, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $10.17, based on the approximate amount of $233.9 million held in the Trust Account as of September 30, 2022. The closing price of our Class A common stock on November [•], 2022 was $[•]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the special meeting and approved, the Minimum Trust Account Balance is maintained, and the market price were to remain the same as it was on November [•], 2022, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[•] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable), as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

For all matters described in the accompanying proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our Class B common stock (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of Class A common stock and Class B common stock vote together as a single class. For the Director Proposal, the charter provides that the holders of the Class B common stock have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of Class B common stock is entitled to one vote per share and the holders of Class B common stock vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of votes cast by the holders of shares of Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the two Class I directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

The Board has fixed the close of business on October 31, 2022 as the record date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal, the Adjournment Proposal and the special meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be held in person as indicated above.

Dated: November [•], 2022

By Order of the Board of Directors,

Gregory Freedman
Co-Chief Executive Officer, Chief Financial Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 7, 2022: This notice of special meeting and the accompanying proxy statement are available at [•].

CRIXUS BH3 ACQUISITION COMPANY

819 NE 2nd Avenue, Suite 500

Fort Lauderdale, Florida, 33304

SPECIAL MEETING IN LIEU OF

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 7, 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting of stockholders (the “special meeting”) of Crixus BH3 Acquisition Company (“Crixus BH3,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on December 7, 2022 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301 to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to August 7, 2023, subject to extension by our board of directors (“Board”) for up to six additional thirty-day periods (the latest of which such date is referred to as the “New Termination Date”), provided that, in each case, Crixus BH3 Sponsor LLC (our “sponsor”) (or its affiliates or designees) has provided to us a notice of such extension no later than five business days prior to August 7, 2023 or such thirty-day period, as applicable, and deposited in the trust account (the “Trust Account”) established by the Investment Management Trust Agreement, dated October 4, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) an amount determined by multiplying $0.035 by the number of public shares (as defined below) then outstanding (such an amount, a “Deposit Amount”), in consideration of our execution and delivery of a non-interest bearing, unsecured promissory note equal to such Deposit Amount, which such promissory note may not be repaid by us in the event that we are unable to complete an initial business combination (unless there are funds of ours available outside of the Trust Account to do so) and which Deposit Amount will be used to fund the redemption of our public shares in the event that an initial business combination is not consummated by the New Termination Date and (b) make other administrative and technical changes in the charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);

•

a proposal to amend the Trust Agreement pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of the Trust Account to the New Termination Date or such later date as may be approved by our stockholders in accordance with the charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the “Trust Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) two Class I directors to our Board, such directors to serve until the third annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal;

•

a proposal to ratify the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Proposal”); and

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until 18 months from the closing of our IPO (April 7, 2023), or, if the Board extends such period, up to 21 or 24 months from the closing of our IPO (by July 7, 2023 or October 7, 2023, as applicable, provided that our sponsor provides the requisite notice and deposits the requisite amounts in the Trust Agreement as provided in the

i

charter), to complete an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there may not be sufficient time before April 7, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”). In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Pursuant to the charter, holders of shares of our Class A common stock, par value $0.0001 per share (such shares, “Class A common stock”), sold in the IPO (such holders, “public stockholders,” and such shares of Class A common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal; an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need between approximately $75.0 million and $100.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”). Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting. In the event that the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement.

If the Charter Amendment Proposal and the Trust Amendment Proposal are put to a stockholder vote at the special meeting, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or the Trust Amendment Proposal at the special meeting, do not vote on the Charter Amendment Proposal or the Trust Amendment Proposal at the special meeting, or do not instruct their broker or bank how to vote at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of an initial business combination.

Prior to the IPO, our initial stockholders (including our anchor investors) waived their rights to participate in any liquidation distribution with respect to their shares of our Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (“Class B common stock” or “founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the special meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting, the Minimum Trust Account Balance is maintained and the Charter Amendment Proposal is approved at the special meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $10.17, based on the approximate amount of $233.9 million held in the Trust Account as of September 30, 2022. The closing price of our Class A common stock on November [•], 2022 was $[•]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the special meeting, the Minimum Trust Account Balance is maintained, the Charter Amendment Proposal is approved at the special meeting and the market price were to remain the same as it was on November [•], 2022, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[•] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable), as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

To protect amounts held in the Trust Account, our sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that our sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability as to any claims (i) by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable); or (ii) for indemnification under our obligation to indemnify the underwriters of the IPO against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are our securities. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we do not complete an initial business combination within the time required, per-share redemption paid from the Trust Account for the redemption of the then outstanding public shares could be less than $10.10 due to claims or potential claims of creditors. We will redeem the public shares then held by our public stockholders, in proportion to their respective public shares, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses.

For all matters described in the accompanying proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our Class B common stock (together, the “common stock”) are entitled to one vote per share of common stock, and the holders of Class A common stock and Class B common stock vote together as a single class. For the Director Proposal, the charter provides that the holders of the Class B common stock have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of Class B common stock is entitled to one vote per share and the holders of Class B common stock vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of votes cast by the holders of shares of Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the two Class I directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Section 174(c) of the Delaware General Corporation Law (the “DGCL”) provides that any director of a Delaware Corporation against whom a claim for a willful or negligent violation of Section 160 of the DGCL regarding repurchases or redemptions of the corporation’s shares is entitled, to the amount of the unlawful repurchase or redemption paid by such a director as a result of such claim, to be subrogated by the rights of the corporation against the stockholders whose shares were wrongfully repurchased or redeemed which the stockholders’ knowledge of facts indicating that such repurchase or redemption was unlawful under Section 160 of the DGCL, in proportion to the amounts received by such stockholders respectively. Accordingly, if you exercise your redemption rights in connection with the approval of the Charter Amendment Proposal with knowledge of facts indicating that such redemption was unlawful under Section 160 of the DGCL, then the provisions of Section 174(c) of the DGCL may be applicable to you.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, an amount of the principal and interest in the Trust Account sufficient to redeem such public shares (the “Withdrawal Amount”). The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date. Holders of public shares who do not elect to have us redeem their public shares in connection with approval of the Charter Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the New Termination Date if the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved by stockholders.

The record date for the special meeting is October 31, 2022. Record holders of our common stock at the close of business on the record date are entitled to vote in person or have their votes cast by proxy at the special meeting. On the record date, 28,750,000 shares of our common stock, including 23,000,000 public shares and 5,750,000 founder shares, were outstanding and entitled to vote. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated November [•], 2022 and is first being mailed to stockholders on or about that date.

v

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual meeting of stockholders to be held on December 7, 2022 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In October 2021, we consummated the IPO from which we derived gross proceeds of $230 million. Like most blank check companies, the charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date (in our case, April 7, 2023, or July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination). The Board believes that it is in the best interests of our stockholders to continue our existence until the New Termination Date in order to allow us more time to complete such business combination, subject to retaining the Minimum Trust Balance. Accordingly, the Board intends to, subject to retaining the Minimum Trust Balance, submit the Charter Amendment Proposal and the Trust Amendment Proposal to the stockholders for their consideration and vote at the special meeting. In addition, we are proposing to submit to the stockholders for their consideration and vote at the special meeting, the re-election of two Class I directors to the Board, the ratification of the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and the adjournment of the special meeting if requested by the chairman of the special meeting.

Q. What is included in these materials?

A. These materials include:

•  this proxy statement for the special meeting;

•  our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2022.

Q. What is proposed to be voted on?

A. It is proposed that you vote on:

•  a proposal to amend the charter to extend the initial date by which we have to consummate an initial business combination to the New Termination Date;

•  a proposal to amend the Trust Agreement to extend the initial liquidation date of the Trust Account to the New Termination Date or such later date as may be approved by our stockholders in accordance with the charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date;

•  a proposal to re-elect two Class I directors to the Board, with each such director to serve until the third annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal;

•  a proposal to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•  a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Account Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting. In the event that the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of our stockholders at the special meeting, there will be no approval of the Charter Amendment Proposal and therefore no redemptions of public shares from any public stockholders, even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in the accompanying proxy statement. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the special meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal, the Company will request in writing that Continental deliver, to a segregated account for distribution to the public stockholders who have elected the redemption of their public shares, Withdrawal Amount. The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by us to complete an initial business combination on or before the New Termination Date.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting, the Minimum Trust Account Balance is maintained and the Charter Amendment Proposal is approved at the special meeting, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $10.17, based on the approximate amount of $233.9 million held in the Trust Account as of September 30, 2022. The closing price of our Class A common stock on November [•], 2022 was $[•]. Accordingly, assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of the stockholders at the special meeting, the Minimum Trust Account Balance is maintained, the Charter Amendment Proposal is approved at the special meeting and the market price were to remain the same as it was on November [•], 2022, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $[•] more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable), as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders (including our anchor investors) have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account.

Q. Why is Crixus BH3 proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The charter provides for the redemption of the public shares from the public stockholders from the Trust Account if no qualifying business combination is consummated on or before April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination). Accordingly, the Trust Agreement provides for the trustee to liquidate the Trust Account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in discussions with respect to several initial business combination opportunities, we have not yet executed a definitive agreement for an initial business combination and we do not expect to be able to consummate such an initial business combination by April 7, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

As we believe we will not be able to consummate an initial business combination within the permitted time period currently provided in the charter, we have determined to seek stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete an initial business combination.

We believe that given our expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the time by which we must complete an initial business combination.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the charter amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which we are in discussions. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete an initial business combination until the New Termination Date.

However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Account Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting.

The affirmative vote of the holders of at a majority of the outstanding shares of our common stock on the record date is required to effect an amendment to the charter that would extend our corporate existence beyond April 7, 2023 (or beyond July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination).

Q. How do the Crixus BH3 insiders intend to vote their shares?

A. All of our directors, executive officers and their respective affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.

Our anchor investors, directors, executive officers and their respective affiliates, are not entitled to elect to have their founder shares redeemed in connection with the approval of the Charter Amendment Proposal. Our anchor investors, directors, executive officers and their respective affiliates (if any), are entitled to elect to have the shares of Class A common stock they purchased in the IPO (if any) redeemed in connection with the approval of the Charter Amendment Proposal.

On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 4,299,242 founder shares, representing approximately 15% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and the Trust Amendment Proposal. Any public shares held by affiliates of ours may be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. For all matters described in this proxy statement other than the Director Proposal, a holder of a share of Class A common stock and Class B common stock outstanding on the record date for the special meeting is entitled to one vote per share, and holders of the Class A common stock and Class B common stock vote together as a single class. For the Director Proposal, the charter provides that the holders of the Class B common stock have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of Class B common stock is entitled to one vote per share and the holders of Class B common stock vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of votes cast by the holders of shares of Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the two Class I directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established at the special meeting, but will have no effect on the re-election of the two Class I directors pursuant the Director Proposal, the approval of the Auditor Proposal or the approval of the Adjournment Proposal. With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q. What if I don’t want to vote for the Charter Amendment Proposal and the Trust Amendment Proposal?	A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the Charter Amendment Proposal and the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted for a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination. The charter provides that all holders of public shares, including those who vote for or against the Charter Amendment Proposal and/or Trust Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account in connection with the approval of the Charter Amendment Proposal. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved at the special meeting, public stockholders who elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal should receive the funds shortly after the special meeting which is scheduled for December 7, 2022. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved at the special meeting, those public stockholders who elect not to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal will retain redemption rights with respect to a future initial business combination, or, if we do not consummate an initial business combination by the New Termination Date.

Q. What happens if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and are not approved and we have not consummated an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination), the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders (including our anchor investors) waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved, we will continue our efforts to execute a definitive agreement for an initial business combination with one or more targets.

If we execute such an agreement, we will seek to complete the proposed business combination, which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering the proposed business combination and distributing proxy materials to stockholders; and

•  holding a special meeting to consider such proposed business combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we believe we will not be able to execute an initial business combination agreement and complete all of the above listed tasks prior to April 7, 2023.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved by holders of at least a majority of our common stock outstanding as of the record date, we expect to file the charter amendment with the Secretary of State of the State of Delaware. In such event, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved, the redemption of public shares from the public stockholders who elected to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our directors and officers through the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved and the charter amendment and amendment to the Trust Agreement contemplated by the Trust Amendment are implemented, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefore, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders (including our anchor investors) waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the Trust Account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the Charter Amendment Proposal and/or the Trust Amendment Proposal?	A. Unless you elect to redeem all of your public shares in connection with the approval of the Charter Amendment Proposal and such shares are redeemed as described in this proxy statement, you will be able to vote on any proposed initial business combination when it is submitted to stockholders. If you disagree with such proposed initial business combination, you will retain your right to elect to have your public shares redeemed upon consummation of such initial business combination in connection with the stockholder vote to approve such initial business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of votes cast by the holders of shares of Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the two Class I directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of our common stock required to validly establish a quorum at the special meeting, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the re-election of the two Class I directors in the Director Proposal, the Auditor Proposal or the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid special meeting. A quorum will be present with regard to each of the Charter Amendment Proposal, Trust Amendment Proposal, and Auditor Proposal if the holders of at least a majority of the outstanding shares of our common stock on the record date are present in person or by proxy at the special meeting.

A quorum will be present with regard to the Director Proposal if the holders of at least a majority of our outstanding shares of Class B common stock on the record date are present in person or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you are present in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on October 31, 2022, the record date, are entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof. On the record date, 28,750,000 shares of our common stock, including 23,000,000 public shares and 5,750,000 founder shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person or by proxy at the special meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of us and our stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal. The Board also recommends that holders of Class B common stock vote “FOR” the Director Proposal to re-elect Jonathan Roth and Mark Rose to the Board as Class I directors. In addition, the Board recommends that you vote “FOR” the Auditor Proposal to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and “FOR” the Adjournment Proposal.

Q. What interests do Crixus BH3’s directors and officers have in the approval of the proposals?	A. Our directors and officers have interests in the proposals described in this proxy statement that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of our Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal and/or the Trust Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal and/or the Trust Amendment Proposal to be approved, you must vote against, abstain from voting or refrain from voting on the Charter Amendment Proposal and/or Trust Amendment Proposal. You will still be entitled to elect to have your public shares redeemed in connection with the Charter Amendment Proposal even if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal.

You do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q. What happens to the Crixus BH3 warrants if the Charter Amendment Proposal or the Trust Amendment Proposal are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not submitted to a vote of stockholders at the special meeting or the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and either the stockholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal or the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and our Board determines to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal, and we have not consummated an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination), the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of our discussion and liquidation, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the Crixus BH3 warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a stockholder vote at the special meeting and are approved (and our Board does not abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal), we will continue to attempt to execute a definitive agreement for an initial business combination, and if successful, will attempt to complete such initial business combination by the New Termination Date. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Crixus BH3 stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

The special meeting is currently scheduled to be held in person as indicated above.

Q. How do I elect to have my public shares redeemed in connection with the approval of the Charter Amendment Proposal?

A. Each public stockholder may elect to have such stockholder’s public shares redeemed for such shareholders pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Charter Amendment Proposal.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed in connection with the approval of the Charter Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the special meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the special meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write, email or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200 or (203) 658-9400

Email: BHAC.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to implement the Charter Amendment, Trust Amendment or consummate an initial business combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account; or

•	our ability to finance and consummate an initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated October 4, 2021 (Registration No. 333-259269) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 25, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 12, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that approving the Charter Amendment Proposal and the Trust Amendment Proposal will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involve a number of risks. Even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we can provide no assurances that an initial business combination will be consummated prior to the New Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer public stockholders the opportunity to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal, and, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by our stockholders at the special meeting, we will be required to offer our remaining public stockholders the opportunity to elect to have us redeem their public shares again in connection with any stockholder vote to approve the initial business combination.

In order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Account Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting. Even if the Charter Amendment Proposal is submitted for a vote of stockholders at the special meeting because we believe that the Minimum Trust Account Balance will remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal, the amount of cash remaining in the Trust Account could nevertheless be insufficient to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the approval of the Charter Amendment Proposal and any submission of a proposed initial business combination to stockholders for a vote could exacerbate these risks. Other than in connection with redemptions effected pursuant to the charter, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, or at such earlier time as may be required by law or regulation, or that we determine in our discretion is advisable to avoid such a result, we will liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be deemed to be an “investment company” under, and consequently subject to registration under, the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our common stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of IPO Registration Statement (or at such earlier time as discussed below), instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds (in each case, to the extent they exist) held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company or such securities holdings. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable) as provided in the charter. The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive upon redemption of their public shares.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we or the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share (or up to $10.30 per share, assuming no redemption and the full existing extensions are utilized), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

Crixus BH3

We are a blank check company incorporated on February 23, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We were initially incorporated under the name BH3 Acquisition Corp. and subsequently changed our name to Crixus BH3 Acquisition Company on July 21, 2021. We intend to effectuate our initial business combination (the “Business Combination”) using cash from the proceeds of the IPO and the private placement of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.

Our registration statement for the IPO was declared effective on October 4, 2021. On October 7, 2021, we consummated the IPO of 23,000,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option, at $10.00 per Unit, generating gross proceeds of $230,000,000, and incurring offering costs of approximately $22.4 million.

Simultaneously with the closing of the IPO on October 7, 2021, we consummated the sale in a private placement (the “Private Placement”) of an aggregate of 6,400,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant to our sponsor, generating proceeds of $9,600,000.

The Units began trading on October 5, 2021 on the Nasdaq Global Market (the “Nasdaq”) under the symbol “BHACU.” Commencing on November 26, 2021, the shares of Class A common stock and warrants comprising the Units began separate trading on the Nasdaq under the symbols “BHAC” and “BHACW,” respectively. Those Units not separated continue to trade on the Nasdaq under the symbol “BHACU.”

Our initial stockholders (including our anchor investors) currently hold 5,750,000 founder shares. The founder shares will automatically convert into shares of our Class A common stock on the first business day following the completion of our initial business combination. Prior to our initial business combination, only holders of founder shares will be entitled to vote on the election of directors.

Our anchor investors purchased an aggregate of approximately 22,980,000 units in the IPO at the public offering price of $10.00. No anchor investor purchased more than 9.9% of the units offered. Upon the closing our IPO, our anchor investors owned, in the aggregate, approximately 79.9% of the outstanding shares of our common stock. In consideration of those purchases, our sponsor entered into an investment agreement with each of the anchor investors pursuant to which our sponsor sold an aggregate of 1,450,758 founder shares, at the original purchase price of approximately $0.004 per share.

Upon the closing of the IPO and the Private Placement, $232,300,000 ($10.10 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Warrants in the Private Placement were placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

The underwriters agreed to defer $8,050,000 of the underwriting discounts and commissions until our consummation of an initial business combination.

A Potential Initial Business Combination

During the search process from the consummation of our IPO through the date hereof, we reviewed over 150 potential acquisition targets. These potential acquisition targets originated through the sponsor’s networks and relationships, or through financial advisors and other deal referral sources. The majority of these potential targets conducted business in the real estate, construction and infrastructure sectors. We conducted due diligence to varying degrees on such prospective targets, including review of such businesses’ management, business model, competitive landscape, and certain financials, in each case, to the extent available. We held approximately 78 management meetings and ultimately submitted 5 transaction proposals. The sponsor convened its investment team on a biweekly basis to review these opportunities in detail. Following such reviews and discussions, and at various points in time, we discontinued our review of certain targets for one or various reasons, often pertaining to a target’s insufficient fit relative to our target economic attributes.

We are currently in discussions with multiple targets to complete an initial business combination that would qualify as an initial business combination under the charter. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved, the charter amendment and the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal are implemented and you have not elected to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2022 annual meeting of our stockholders will be held on December 7, 2022 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on October 31, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time other than the Director Proposal, on which only founder shares are entitled to vote. Our warrants do not carry voting rights.

Votes Required. For all matters described in this proxy statement other than the Director Proposal, the holders of a share of our Class A common stock and our Class B common stock are entitled to one vote per share of common stock, and the holders of Class A common stock and Class B common stock vote together as a single class. For the Director Proposal, the charter provides that the holders of the Class B common stock have the exclusive right to elect, remove and replace any director of the Company and that the holders of Class A common stock have no right to vote on such matters. For the Director Proposal, the holder of each share of Class B common stock is entitled to one vote per share and the holders of Class B common stock vote separately as a single class.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of votes cast by the holders of shares of Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required for the re-election of the two Class I directors pursuant to the Director Proposal and the affirmative vote of at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting is required to approve the Auditor Proposal and the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on the relevant proposal), your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on either the Director Proposal, the Auditor Proposal or the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and no effect on either of the Director Proposal, the Auditor Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 28,750,000 outstanding shares of our common stock, including 23,000,000 public shares and 5,750,000 founder shares, each of which entitles its holder to cast one vote per proposal (other than the Director Proposal, on which only founder shares are entitled to vote).

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you should vote against, abstain from voting or refrain from voting on the Charter Amendment Proposal and the Trust Amendment Proposal. If you want to have your public shares redeemed out of the Trust Account in the event the Charter Amendment Proposal is approved, which will be paid shortly after the special meeting, you must demand redemption of your shares as described in this proxy statement. Holders of public shares may elect to have their public shares redeemed regardless of whether they vote for or against, abstain from voting on or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, Trust Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $35,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail (including e-mail), telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

We are proposing to amend the charter to extend the initial date by which we have to consummate an initial business combination from April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination) to the New Termination Date.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Stockholder approval of the Charter Amendment Proposal is required for the implementation of the New Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination), the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If we dissolve and liquidate, there will be no distribution from the Trust Account with respect to our warrants which will expire worthless.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A (the charter amendment).

Reasons for the Charter Amendment Proposal

Our IPO prospectus and charter provide that we have until April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination) to consummate an initial business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before April 7, 2023 to complete an initial business combination.

Moreover, the IR Act imposes a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, with certain exceptions. Since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; consequently, our Board believes that, absent additional guidance and unless an exception is available (such as netting any redemption against share issuances pursuant to an initial business combination and/or a financing transaction relating to any such business combination), there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable). The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Assuming the excise tax is applicable to redemptions that occur after December 31, 2022, if each of the Charter Amendment Proposal and Trust Amendment Proposal is approved and we are unable to consummate an initial business combination, we estimate that the public stockholders electing to redeem their public shares in connection with the Charter Amendment Proposal would benefit from not being subject to the excise tax of approximately 1% or $0.101 per share assuming at least a $10.10 redemption price per share.

Pursuant to the charter, public stockholders are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting.

If the Charter Amendment Proposal Is Not Approved

Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting, but the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination), the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders (including our anchor investors) have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we will not implement the Charter Amendment or the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal, will not redeem public shares from any public stockholders (even those public shares held by public stockholders who elected to have their public shares redeemed in accordance with the procedures described in this proxy statement) and, in the event we do not complete an initial business combination on or before April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination) as provided in the charter, the charter requires us to take the actions described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, we expect to file the charter amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete an initial business combination by the New Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, our Board may determine to abandon the Charter Amendment and not effect the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal. If the Board makes such determinations and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable), as contemplated by our IPO prospectus and in accordance with the charter, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and the stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal and we file the charter amendment with the Secretary of State of the State of Delaware, but we do not consummate an initial business combination by the New Termination Date, the charter requires us to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (which may include the 1% excise tax, if applicable) (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders (including our anchor investors) have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

You are not being asked to vote on an initial business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the charter amendment and the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal are implemented and you have not elected to have your public shares redeemed in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are submitted for a vote of stockholders at the special meeting and the Charter Amendment Proposal is approved, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are submitted to a vote of stockholders at the special meeting and approved, and the Minimum Trust Account Balance is maintained, we estimate that between approximately $75.0 million and $100.0 million will remain in the Trust Account, which amount is significantly below the approximately $233.9 million that was in the Trust Account as of September 30, 2022.

Redemption Rights in Connection with the Approval of the Charter Amendment Proposal

If the Charter Amendment Proposal is approved, the public stockholders electing to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal will be entitled to receive, in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses.

TO ELECT TO HAVE US REDEEM YOUR SHARES IN CONNECTION WITH THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD (1) PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR (2) DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the special meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. The requirement for physical or electronic delivery at least two business days prior to the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares for redemption after the date that is at least two business days prior to the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their public shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the Trust Account as described herein. In the event that a public stockholder tenders its public shares and decides prior to the vote at the special meeting that it does not want to have its public shares redeemed, the public stockholder may withdraw the tender of such public stockholder’s public shares for redemption. In the event that a public stockholder delivers public shares for redemption to our transfer agent and decides prior to the vote at the special meeting not to have its public shares redeemed in connection with the approval of the Charter Amendment Proposal, such public stockholder may request that our transfer agent return the shares (physically or electronically). A public stockholder may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders public shares for redemption and the Charter Amendment Proposal is either not submitted to a vote of stockholders at the special meeting or is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the approval the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election to have their public shares redeemed in connection with the approval of the Charter Amendment Proposal until such shares are redeemed for cash or returned to such stockholders.

Assuming that the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, the redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the special meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement. Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, if a public stockholder properly elects to have its public shares redeemed in accordance with the procedures described in this proxy statement in connection with the approval of the Charter Amendment Proposal and the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, we will redeem each such public share for a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes and $100,000 that may be used by us to pay dissolution expenses, calculated as of two days prior to the filing of the charter amendment with the Secretary of State of the State of Delaware. If a public stockholder properly elects to have its public shares redeemed in accordance with the procedures described in this proxy statement in connection with the approval of the Charter Amendment Proposal and the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting and approved, such stockholder will have the right to receive cash as described above and no longer own the shares.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the Trust Account, our sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that our sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability as to any claims (i) by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) or (ii) for indemnification under our obligation to indemnify the underwriters of the IPO against certain liabilities, including certain liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are our securities. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.10 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes.

In the event that the proceeds in the Trust Account are reduced below $10.10 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.10 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the special meeting, voting together as a single class. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the Charter Amendment Proposal.

All of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote 4,299,242 shares of our Class B common stock representing approximately 15% of our issued and outstanding common stock.

Our anchor investors, directors, executive officers and their respective affiliates are not entitled to elect to have their founder shares redeemed in connection with the approval of the Charter Amendment Proposal. Our anchor investors, directors, executive officers and their respective affiliates are entitled to elect to have any shares of Class A common stock purchased in the IPO or in the open market redeemed in connection with the approval of the Charter Amendment Proposal.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and/or elected to have their public shares redeemed by us in connection with the approval of the Charter Amendment Proposal for a portion of the Trust Account. Any shares of our common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Consequences if the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the special meeting, there are insufficient votes of the holders of our common stock to approve the Charter Amendment Proposal, the chairman of the special meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holder of our common stock in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the special meeting is empowered by our bylaws to adjourn the special meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the special meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the special meeting or at any adjournment thereof or the charter amendment contemplated thereby is not implemented, and an initial business combination is not completed on or before April 7, 2023, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the charter or (y) upon the date that is the later of April 7, 2023 and such later date as may be approved by our stockholders in accordance with the charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination) as contemplated by our IPO prospectus and in accordance with the charter, the 4,299,242 shares of our Class B common stock held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $18,692 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 6,400,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $9,600,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[•] based on the last sale price of our Class A common stock and warrants of $[•] and $[•], respectively, on the Nasdaq on November [•], 2022;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If the business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•

None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•

Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of our initial business combination. However, if we fail to obtain the Extension and consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the proposed business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, us and our stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

While we are currently in discussions with respect to several initial business combination opportunities, we have not yet executed a definitive agreement for an initial business combination and we do not expect to be able to consummate such an initial business combination by April 7, 2023. We are asking for an extension of this timeframe in order to complete an initial business combination.

The affirmative vote of the holders of at least a majority of all then outstanding shares of our common stock entitled to vote is required to extend our corporate existence, except in connection with, and effective upon consummation of, an initial business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to elect to have their public shares redeemed in the case that our corporate existence is extended as described above. As we continue to believe that an initial business combination would be in the best interests of our stockholders, and as we believe we will not be able to consummate an initial business combination within the time period currently provided in the charter, we have determined to seek stockholder approval to extend the initial date by which we have to complete an initial business combination to the New Termination Date.

We are not asking you to vote on an initial business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the special meeting, the charter amendment and the amendment to the Trust Agreement contemplated by the Trust Amendment Proposal are implemented and you have not elected to have your public shares redeemed by us in connection with the approval of the Charter Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your public shares redeemed by us for a pro rata portion of the Trust Account in the event such business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE TRUST AMENDMENT PROPOSAL

Overview

Upon the closing of the IPO and the Private Placement, $232,300,000 ($10.10 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Placement Warrants in the Private Placement were placed in the Trust Account with Continental acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental agrees to commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in the charter or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or 21 months or 24 months, as applicable, from the closing of the IPO if we extend the period of time to consummate an initial business combination, as described in the registration statement for the IPO) and (2) such later date as may be approved by our stockholders in accordance with the Charter if an instruction letter pursuant to the foregoing clause (x) has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be changed, amended or modified, without the affirmative vote of at least a majority of our then outstanding Class A common stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the New Termination Date and such later date as may be approved by our stockholders in accordance with the charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that we would be able to complete an initial business combination before April 7, 2023, the Board has determined that the Trust Amendment Proposal is in the best interests of us and our stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Pursuant to the charter, public stockholders are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal. However, in order to be able to consummate an initial business combination by the New Termination Date, we believe that we will need the Minimum Trust Balance to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal. Accordingly, if enough public stockholders elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal such that we believe that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, we intend to not submit the Charter Amendment Proposal and the Trust Amendment Proposal to a vote of our stockholders at the special meeting.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the special meeting, there are insufficient votes of the holders of our common stock to approve the Trust Amendment Proposal, the chairman of the special meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes of the holders of our common stock in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the requisite holders of our common stock, the chairman of the special meeting is empowered by our bylaws to adjourn the special meeting to a later date or dates in the event that there are insufficient votes of the holders of our common stock at the time of the special meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the special meeting or at any adjournment thereof or the amendment to the Trust Agreement contemplated thereby is not implemented, and an initial business combination is not completed on or before April 7, 2023, then as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the charter or (y) upon the date that is the later of April 7, 2023 and such later date as may be approved by our stockholders in accordance with the charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

Interests of our Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal and the Trust Amendment are not approved and we do not consummate an initial business combination by April 7, 2023 (or by July 7, 2023 or October 7, 2023, as applicable, if the Company extends the period of time to consummate an initial business combination) as contemplated by our IPO prospectus and in accordance with the charter, the 4,299,242 shares of our Class B common stock held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $18,692, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 6,400,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $9,600,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[•] based on the last sale price of our Class A common stock and warrants of $[•] and $[•], respectively, on the Nasdaq on November [•], 2022;

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In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

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All rights specified in the charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the completion of an initial business combination. If an initial business combination is not completed and we liquidate, we may not be able to perform our obligations to our officers and directors under those provisions;

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None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any initial business combination and receive compensation thereafter; and

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Our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of an initial business combination. However, if we fail to consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if an initial business combination is not completed.

Required Vote

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of our outstanding common stock entitled to vote at the special meeting, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

All of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote 4,299,242 shares of our Class B common stock representing approximately 15% of our issued and outstanding common stock.

In addition, our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Trust Amendment Proposal and/or elected to have their public shares redeemed by us in connection with the approval of the Charter Amendment Proposal for a portion of the Trust Account. Any shares of our common stock held by affiliates will be voted in favor of the Trust Amendment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

THE DIRECTOR PROPOSAL

At the special meeting, stockholders are being asked to re-elect two Class I directors to the Board.

Pursuant to the charter, the Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year. The term of the initial Class I directors expire at our first annual meeting stockholders following the effectiveness of the charter, the term of the initial Class II directors expires at our second annual meeting of stockholders following the effectiveness of the charter, and the term of the initial Class III directors expires at our third annual meeting of stockholders following the effectiveness of the charter. Commencing at our first annual meeting of stockholders following the effectiveness of the charter, and then at each following annual meeting of stockholders, directors elected to succeed those directors whose terms expire are elected a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.

As the special meeting is in lieu of our 2022 annual meeting of stockholders (being our first annual meeting of stockholders since the IPO), the term of the initial Class I directors, Mr. Jonathan Roth and Mr. Mark Rose, will expire at the special meeting. However, the Board has nominated such individuals for re-election as Class I directors, to hold office until the third annual meeting of stockholders following this special meeting, or until their respective successors are elected and qualified, subject to their earlier death, resignation or removal.

Unless indicated otherwise, shares of Class B common stock represented by executed proxies in the form enclosed will be voted to re-elect Mr. Roth and Mr. Rose unless such individual is unavailable or declines to serve, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

For a biography of Mr. Roth and Mr. Rose, please see the section entitled “Management.”

Required Vote

The re-election of the two Class I directors pursuant to the Director Proposal requires the affirmative vote of a plurality of the votes cast by the holders of shares of our Class B common stock present at the special meeting (in person or by proxy) and entitled to vote thereon for the director nominees. A holder of shares of our Class B common stock may vote for or withhold such holder’s vote for the nominees. Cumulative voting is not permitted in the election of the directors.

All of our directors, executive officers and their affiliates are expected to vote any shares of our Class B common stock owned by them in favor of the directors named in the Director Proposal. On the record date, directors and executive officers of our and their affiliates beneficially owned and were entitled to vote 4,299,242 shares of Class B common stock representing 74.7% of our issued and outstanding shares of Class B common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

THE AUDITOR PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our audit committee is directly responsible for appointing our independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee intends to reconsider the selection of Grant Thornton as our independent registered public accounting firm.

Grant Thornton has audited our financial statements for the fiscal year ended December 31, 2021 and the period from February 23, 2021 (inception) through December 31, 2021. Representatives of Grant Thornton have been invited to but are not expected to be present at the special meeting.

The following is a summary of fees paid to Grant Thornton for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton in connection with regulatory filings. During the period from February 23, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm, Grant Thornton were $24,750 for the services performed in connection with the audit of both, our March 12, 2021 and October 7, 2021 (IPO) financial statements.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from February 23, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm Grant Thornton were $18,825 for assurance and related services related to the performance of the audit or review of consolidated financial statements.

Tax Fees. We did not pay Grant Thornton for tax planning and tax advice during the period from February 23, 2021 (inception) through December 31, 2021.

All Other Fees. We did not pay Grant Thornton for other services during the period from February 23, 2021 (inception) through December 31, 2021.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our registration statement for our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The Auditor Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote approximately 15% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Auditor Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Auditor Proposal.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any one or more of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve any one or more of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal or the Auditor Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote approximately 15% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Daniel Lebensohn	51	Co-Chief Executive Officer and Director
Gregory Freedman	42	Co-Chief Executive Officer, Chief Financial Officer and Director
Eric Edidin	50	Director
Michelle Guber	36	Chief Operating Officer
Daniel Adan	39	Director
Dwight “Arne” Arnesen	66	Director
Jonathan Roth	60	Director
Mark Rose	58	Director

Daniel Lebensohn has served as our Co-Chief Executive Officer and a director since our inception in February 2021. Mr. Lebensohn has been Co-Chief Executive Officer of BH3 Management since 2009 and Co-Portfolio Manager of BH3 Debt Opportunity Fund I, L.P. since 2018, where, in conjunction with Gregory Freedman, he oversees all acquisitions, investing activities, financings, development, related operating company oversight and various fiduciary responsibilities for more than 25 affiliated real estate investment and development companies. Prior to co-founding BH3 Management, Mr. Lebensohn practiced commercial real estate law for over ten years at Hartman and Craven LLP, during a portion of which he served as in-house counsel to a Manhattan based real estate owner, operator and developer, and invested in and operated various real estate investments. He has over two decades of investment and operational experience related to the real estate and construction sectors. Mr. Lebensohn holds a Bachelor’s Degree in English from SUNY Albany and a Juris Doctorate from The New York Law School. We believe Mr. Lebensohn is qualified to service on our Board due to his significant experience in real estate, transactions, management, and operations, and his past fiduciary roles.

Gregory Freedman has served as our Co-Chief Executive Officer and a director since our inception in February 2021 and as our Chief Financial Officer since March 2021. Mr. Freedman has been Co-Chief Executive Officer of BH3 Management since 2009 and Co-Portfolio Manager of BH3 Debt Opportunity Fund I, L.P. since 2018, where, in conjunction with Daniel Lebensohn, he oversees all acquisitions, investing activities, financings, development, related operating company oversight and various fiduciary responsibilities for more than 25 affiliated real estate investment and development companies. Prior to co-founding BH3 Management, Mr. Freedman managed a private bridge lending firm focused on providing transitional debt products for commercial and residential real estate. He has 18 years of investment and operational experience related to the real estate and construction sectors and holds a Bachelor’s Degree in Finance from Florida Atlantic University. We believe Mr. Freedman is qualified to service on our Board due to his significant experience in real estate, transactions, management, and operations, and his past fiduciary roles.

Eric Edidin has served as a director since our inception in February 2021. Mr. Edidin has been Executive Chairman of BH3 Management since 2020. As the Executive Chairman of BH3 Management, Mr. Edidin is responsible for overseeing the implementation and execution of BH3’s institutional products. Mr. Edidin previously served as a board member of Spartacus Acquisition Corporation, which completed a business acquisition with NextNav in October 2021. Mr. Edidin was Co-Founder and, from 2006 to 2019, Co-Managing Partner of Archer Capital Management, an investment partnership with peak assets under management of $1.4 billion, which invested in more than 45 blank check companies and numerous commercial real estate related loans, assets, REITs and operating companies. At Archer Capital Management, Mr. Edidin was involved in the formation of the predecessor firm to BH3 Management and has partnered on numerous investment projects with both BH3 Management and its predecessor. From 2001 to 2006, Mr. Edidin was a Portfolio Manager and Co-Head of Credit Investments at York Capital Management.

Mr. Edidin also previously held an investment related position at Morgan Stanley Capital Partners and a restructuring advisory position at The Blackstone Group. Throughout his career, Mr. Edidin has served as a board member and credit committee member of numerous companies. Mr. Edidin served on the board and audit committee of Spartacus Acquisition Corporation (NASDAQ: TMTS) and the boards of several other private companies, as well as the investment committee of the Jewish Communal Fund of New York and currently serves on investment committee of the Jewish Federation of Los Angeles. Mr. Edidin holds a Bachelor’s Degree in Business Administration from the University of Michigan and a Master’s Degree in Business Administration from Harvard Business School. We believe Mr. Edidin is qualified to service on our Board due to his significant experience in real estate, transactions, management, and operations, and his past fiduciary roles.

Michelle Guber has served as our Chief Operating Officer since our inception in February 2021. Ms. Guber has been the Chief Operating Officer of BH3 Management since 2018 and was an Assistant Portfolio Manager of BH3 Management from 2018 until 2020. From 2015 to 2017, Ms. Guber was a member of the Capital Markets Group at Hines, a multi-national privately owned real estate development firm active in 25 countries. While at Hines, she was involved in developing and cultivating capital partnerships with institutional investors for a variety of Hines investments and development projects. Ms. Guber holds a Bachelor’s Degree in Finance from the University of Colorado – Boulder and a Master’s Degree in Real Estate from New York University.

Daniel Adan has served as a director since the closing of our IPO in October 2021. Mr. Adan has been a Partner of Halmos Capital, a boutique private equity firm, which he co-founded, since 2018. At Halmos, Mr. Adan leads functions related to sourcing, underwriting, negotiating, closing and managing control transactions in operating companies in various industries. Mr. Adan has significant experience investing in both private and public companies across a variety of industries including notable investments in the real estate and out-of-home advertising sectors. Prior to Halmos, from 2016 to 2018 Mr. Adan was Director of Research of the Fundamental Strategies group at Magnetar Capital, a multi-strategy hedge fund with over $13 billion of assets under management. Prior to Magnetar, from 2007 to 2016, Mr. Adan was a portfolio manager and Managing Director at Perry Capital, a multi-strategy hedge fund with over $10 billion of assets under management, where he was responsible for a variety of asset classes and strategies. Mr. Adan began his career in 2005 within the Investment Banking Division at Goldman Sachs & Co., where he advised corporate management teams within the Industrials, Business Services and Energy sectors. Mr. Adan holds a Bachelor’s Degree in Finance from the Warrington College of Business at the University of Florida. He sits on the Board of Directors at KIPP NJ and KIPP Miami where he chairs the Finance Committee. We believe Mr. Adan is qualified to service on our Board due to his significant experience in private equity transactions, management, and operations.

Dwight “Arne” Arnesen has served as a director since the closing of our IPO in October 2021. Mr. Arnesen retired as Senior Managing Director of Rockwood Capital in 2020, where he served on various Investment and Portfolio Management Committees and led the firm’s East Coast acquisitions efforts. Mr. Arnesen was a Senior Managing Director and the Head of Acquisitions of Castle Lanterra Properties from May 2021 to February 2022. Among other responsibilities, for over 10 years he oversaw the selection of projects and local operators as well as the negotiation and structuring of transactions. Previously, Mr. Arnesen held senior roles in both acquisitions and asset management as Managing Director of Acquisitions in North America and Head of Asset Management for JER Partners and JER’s European funds. Prior to JER, Mr. Arnesen was a Managing Director and co-head of U.S. acquisitions at Starwood Capital Group Global LLC, sitting on the firm’s various investment committees. Before joining Starwood, Mr. Arnesen was a Principal at JPMorgan Partners (formerly known as Chase Capital Partners), where he started the firm’s real estate practice. Prior to his tenure at JP Morgan Partners, Mr. Arnesen was a senior officer in the real estate workout group of Chemical Bank/Chase Manhattan Bank for 11 years, where he worked on problem loans and non-performing assets. Mr. Arnesen started his career practicing law in 1980 before transitioning to real estate banking at Chemical Bank between 1981 and 1985. Mr. Arnesen is a member of the New York State Bar, the Urban Land Institute, the International Council of Shopping Centers, and other professional organizations. He is a member of Business Executives for National Security, as well as a member of the Board of Directors of St Francis Hospital, Grenville Baker Boys and Girls Club and Rand Corporations’ Global Risk and Security group. Mr. Arnesen holds a Bachelor’s Degree in History, Economics and Business from Vanderbilt University (including a semester at University College, Oxford) and a Juris Doctorate from Washington and Lee University. We believe Mr. Arnesen is qualified to service on our Board due to his significant experience in real estate, transactions, management, and operations, and his past fiduciary roles.

Jonathan Roth has served as a director since the closing of our IPO in October 2021. Mr. Roth is a Co-Founder and Managing Partner of 3650 REIT. Previously, Mr. Roth served as President of Canyon Partners Real Estate LLC, where he oversaw the management of Canyon Partners’ real estate investment arm. An expert in complex commercial, land, retail, office, hospitality, condominium and multifamily transactions and portfolios, Mr. Roth directly led the acquisition and origination teams for Canyon Partners and served on the investment committees for many of the Canyon Partners platforms. Prior to joining Canyon Partners, Mr. Roth was a Partner at the international law firm of Loeb & Loeb and specialized in all aspects of real estate transactions. Mr. Roth has served on multiple philanthropic boards and has worked with several leading medical institutions including the USC Center for Applied Molecular Medicine, UCLA Medical Center, Cedars Sinai Hospital, and Ronald Reagan Medical Center. Mr. Roth currently sits on the Board of Governors for Cedars Sinai Hospital and serves as director of Pier House Capital, Inc. Mr. Roth holds a Bachelor’s Degree in English Literature from the University of California, Los Angeles and a Juris Doctorate from Loyola Law School. We believe Mr. Roth is qualified to service on our Board due to his significant experience in real estate, transactions, management, and law, and his past fiduciary roles.

Mark Rose has served as a director since the closing of our IPO in October 2021. Mr. Rose is Chief Executive Officer of Avison Young and Chair of the Board of Directors of Avison Young (Canada) Inc. He manages all strategic, financial, and operational activities of this full-service commercial real estate company, which provides solutions to real estate investors, owners and occupiers throughout the world. In his 14 years with Avison Young, Mr. Rose has overseen its growth from 290 real estate professionals in 11 offices in Canada to more than 5,500 professionals in more than 100 offices around the world. Mr. Rose joined Avison Young after holding executive positions at two global publicly traded commercial real estate firms. He served as Chief Executive Officer of Grubb & Ellis Company (NYSE:GBE) from 2005-2008 and was previously Chief Operating Officer and Chief Financial Officer of the Americas for Jones Lang LaSalle (NYSE:JLL). Prior to his 12 years at Jones Lang LaSalle, he ran Metropolitan Realty Advisors, the brokerage and investment firm that he founded in 1993. Previously, he was Chair, Chief Executive and Chief Financial Officer of the U.S. Real Estate Investment Trust of British Coal Corporation Pension Funds. He currently serves on the Queens College Foundation’s Board of Trustees. Mr. Rose coaches developing leaders throughout the industry, including through the NAIOP Greater Toronto Chapter Mentorship Program. He has also served on the board of directors of LiquidSpace (from April 2016 to March 2020) and as a board member of Chicago Shakespeare Theater, Chicago Botanic Garden, and the real estate advisory board of the University of Miami (FL) Business School. Mr. Rose holds a Bachelor’s Degree in Accounting from Queens College.

Number and Terms of Office of Officers and Directors

Our Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Mr. Roth and Mr. Rose, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Daniel Adan and Dwight Arnesen, will expire at our second annual meeting of the stockholders. The term of office of the third class of directors, consisting of Gregory Freedman, Daniel Lebensohn and Eric Edidin, will expire at our third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we complete our initial business combination.

Prior to the completion of an initial business combination, any vacancy on the Board may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the Board for any reason.

Pursuant to an agreement entered into in connection with the issuance and sale of the securities in the IPO, our sponsor, upon completion of an initial business combination, will be entitled to nominate up to three individuals for election to our Board, as long as the sponsor holds any securities covered by the registration and stockholder rights agreement.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to nominate persons to the offices set forth in our amended and restated certificate of incorporation as it deems appropriate. Our amended and restated certificate of incorporation provides that our officers may consist of a chairman of the Board, one or more chief executive officers, a president, a chief financial officer, a secretary, a treasurer and such other offices as may be determined by the Board.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we have been paying $15,000 per month to our sponsor for office space and administrative services. Our sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and completing an initial business combination.

Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination (except for a fee in the amount of up to $2,000,000 that may be paid to our sponsor in connection with identifying, investigating and consummating our initial business combination as described in this proxy statement).

After the completion of our initial business combination, members of our management team who remain with us, or their affiliates, may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to members of our management team. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation.

Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the completion of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the completion of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Adan, Mr. Arnesen, Mr. Roth and Mr. Rose are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We established an audit committee of the Board. Mr. Adan, Mr. Rose and Mr. Roth serve as members of our audit committee. Our Board has determined that each of Mr. Adan, Mr. Rose and Mr. Roth is independent under Nasdaq listing standards and applicable SEC rules. Mr. Adan serves as the chairman of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Rose and Mr. Adan qualify as an “audit committee financial expert” as defined in applicable SEC rules.

The primary functions of the audit committee include:

•	appointing, replacing, compensating and overseeing our independent registered public accounting firm;

•	reviewing and approving the annual audit plan for the Company;

•	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements;

•	discussing the annual audited financial statements and unaudited quarterly financial statements with management and the independent registered public accounting firm;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	establishing procedures for the receipt, retention and treatment of complaints (including anonymous complaints) we receive concerning accounting, internal accounting controls, or auditing matters;

•	approving audit and non-audit services provided by our independent registered public accounting firm;

•	discussing earnings press releases and financial information provided to analysts and rating agencies;

•	discussing with management our policies and practices with respect to risk assessment and risk management; and

•	producing an annual report for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Compensation Committee

We established a compensation committee of our Board. The members of our compensation committee are Mr. Arnesen, Mr. Rose and Mr. Roth, and Mr. Roth serves as chairman of the compensation committee.

Under Nasdaq listing standards and applicable SEC rules, we are required to have a compensation committee composed entirely of independent directors. Our Board has determined that each of Mr. Arnesen, Mr. Rose and Mr. Roth is independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	evaluating our executive officers’ performance, including CEO performance, and setting our executive officers’ compensation level based on this evaluation;

•	discharging its responsibilities for approving and evaluating the officer compensation plans, policies and programs of the Company;

•	reviewing and recommending to our Board the compensation to be provided to the Company’s employees and directors;

•

recommending awards and/or bonuses to be granted to executive officers of the Company under the Company’s equity plans and other compensation or benefit plans or policies as approved by our Board or the compensation committee;

•

reviewing with management the Company’s Compensation and Discussion and Analysis (“CD&A”) and the related executive compensation information, recommending that the CD&A and related executive compensation information be included in the Company’s annual report on Form 10-K and proxy statement and produce the compensation committee report on executive officer compensation required to be included in the Company’s proxy statement or annual report on Form 10-K;

•	reviewing the form, terms and provisions of employment and similar agreements with the Company’s executive officers and any amendments thereto;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees; and

•	retaining outside consultants and obtain assistance from members of management, in each case as the compensation committee deems appropriate in the exercise of its authority.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Mr. Adan, Mr. Arnesen, Mr. Roth and Mr. Rose. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Our Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Submitted by our audit committee:

Daniel Adan

Mark Rose

Jonathan Roth

*

The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of November [•], 2022 based on information obtained from the persons named below and other public filings, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Approximate Percentage of Outstanding Common Stock
Crixus BH3 sponsor LLC	4,139,242	(3)	14.4%
Daniel Lebensohn	4,139,242	(3)	14.4%
Gregory Freedman	4,139,242	(3)	14.4%
Eric Edidin	—	(4)	—
Michelle Guber	—	(5)	—
Daniel Adan	40,000	(6)	*
Dwight “Arne” Arnesen	40,000	(6)	*
Jonathan Roth	40,000	(6)	*
Mark Rose	40,000	(6)	*
All executive officers and directors as a group (eight individuals)	4,299,242		15.0%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Weiss Asset Management LP(7)	1,980,000	8.6%
Atlas Diversified Master Fund, Ltd.(8)	1,980,000	8.6%
Highbridge Capital Management, LLC(9)	1,176,308	5.1%
6 683 Capital Management, LLC(10)	1,980,000	8.6%
Polar Asset Management Partners Inc.(11)	1,980,000	8.6%
Shaolin Capital Management LLC(12)	1,201,900	5.2%
Castle Creek Arbitrage, LLC(13)	1,980,000	8.6%
Periscope Capital Inc.(14)	1,154,100	5.0%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our stockholders is c/o Crixus BH3 Acquisition Company, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, FL 33304.
(2)

Interests shown consist solely of founder shares, which are Class B shares of common stock. Such shares are not convertible into shares of Class A common stock within 60 days of the date of this proxy statement but will automatically convert into shares of Class A common stock on the first business day following the completion of our initial business combination.

(3)

Our sponsor is controlled by BH3 Management LLC, an entity owned and controlled indirectly by Messrs. Lebensohn and Freedman. Messrs. Lebensohn and Freedman indirectly share voting and dispositive power over the founder shares held by our sponsor and may be deemed to beneficially own the founder shares. Includes 280,261 and 280,261 founder shares, respectively, owned by our sponsor as a result of their respective indirect membership interests in our sponsor. Each of Messrs. Lebensohn and Freedman disclaims beneficial ownership of the founder shares held by our sponsor other than to the extent of his respective pecuniary interest in such founder shares. Each of our officers and directors are direct or indirect members of our sponsor, or have direct or indirect economic interests in our sponsor.

(4)

Excludes 236,528 founder shares owned by our sponsor as a result of Mr. Edidin’s membership interest in our sponsor since Mr. Edidin does not currently have voting or dispositive power over such founder shares.

(5)	Excludes an indirect economic interest in the founder shares as a result of a limited profits interest held by Ms. Guber in BH3 Management LLC.
(6)

Excludes 40,000 founder shares owned by our sponsor as a result of such director membership interest in our sponsor since such director does not currently have voting or dispositive power over such founder shares.

(7)

According to a Schedule 13G/A filed with SEC on January 28, 2022 by (i) Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), (ii) BIP GP, LLC, a Delaware limited liability company (“BIP GP”), (iii) WAM GP LLC, a Delaware limited liability company (“WAM GP”), (iv) Andrew M. Weiss, a citizen of United States of America, each of Weiss Asset Management, WAM GP and Andrew M. Weiss may be deemed to beneficially own 1,980,000 shares of class A common stock of the Company, and BIP GP may be deemed to beneficially own 1,267,200 shares of class A common stock of the Company. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The business address of each of the reporting persons is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.

(8)

According to a Schedule 13G/A filed with SEC on February 14, 2022 by (i) Atlas Diversified Master Fund, Ltd, a Cayman corporation (“ADMF”), (ii) Atlas Diversified Fund, Ltd., a Cayman corporation (“ADF LTD”), (iii) Atlas Diversified Fund, L.P., a Delaware limited partnership (“ADF LP”), (iv) Atlas Master Fund, Ltd., a Cayman corporation (“AMF”), (v) Atlas Global, LLC, a Delaware limited liability company (“AG”), (vi) Atlas Global Investments, Ltd., a Cayman corporation (“AGI”), (vii) Atlas Enhanced Master Fund, Ltd., a Cayman corporation (“AEMF”), (viii) Atlas Enhanced Fund, L.P., a Delaware limited partnership (“AEF LP”), (ix) Atlas Enhanced Fund, Ltd., a Cayman corporation (“AEF LTD”), (x) Atlas Portable Alpha, LP, a Delaware limited partnership (“APA LP”), (xi) Atlas, Terra Fund, Ltd., a Cayman corporation (“ATF LTD”), (xii) Atlas Institutional Equity Fund, L.P., a Delaware limited partnership (“AIEF LP”), (xiii), Balyasny Asset Management L.P., a Delaware limited partnership (“BAM”), and (xiv) Dmitry Balyasny, a United States citizen, each of ADMF, ADF LTD, ADF LP, BAM and Dmitry Balyasny may be deemed to beneficially own 1,980,000 shares of class A common stock of the Company, each of AMF, AG and AGI may be deemed to beneficially own 141,736 shares of class A common stock of the Company, and each of AEMF, AEF LP, AEF LTD, APA LP, ATF LTD, and AIEF LP may be deemed to beneficially own 1,838,264 shares of class A common stock of the Company. The business address of ADMF, ADF LTD, AMF, AGI, AEMF, AEF LTD, and ATF LTD is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, George Town, Grand Cayman KY1-1104, Cayman Islands, British West Indies. The business address of ADF LP, AG, AEF LP, APA LP, AIEF LP, BAM and Dmitry Balyasny is 444 West Lake Street, 50th Floor, Chicago, IL 60606.

(9)

According to a Schedule 13G/A filed with SEC on February 3, 2022 by Highbridge Capital Management, LLC, a Delaware limited liability company and the investment adviser to certain funds and accounts (the “Highbridge Funds”). The business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(10)

According to a Schedule 13G filed with SEC on October 26, 2021 by (i) 683 Capital Management, LLC, a Delaware limited liability company, (ii) 683 Capital Partners, LP, a Delaware limited partnership and (iii) Ari Zweiman, a citizen of the United States, each of the reporting persons may be deemed to beneficially own 1,980,000 shares of common stock of the Company. The business address of each of the reporting persons is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(11)

According to a Schedule 13G filed with SEC on February 8, 2022 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Shares (as defined below) directly held by PMSMF. The business address of the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(12)

According to a Schedule 13G filed with SEC on February 11, 2022 by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The business address of the reporting person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(13)

According to a Schedule 13G filed with SEC on February 11, 2022 by (i) Castle Creek Arbitrage, LLC, a Delaware limited liability company, (“Castle Creek”), (ii) Mr. Allan Weine, as the principal beneficial owner of Castle Creek Arbitrage, LLC, a US citizen (iii) CC ARB West, LLC is a Delaware limited liability company, and (iv) CC Arbitrage, Ltd. is a Cayman Island Company, each of the foregoing is referred to as a “Reporting Person” and collectively as the “Reporting Persons.” Castle Creek Arbitrage, LLC serves as a registered investment adviser whose clients are CC Arb West, LLC and CC Arbitrage, Ltd. Mr. Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the Issuer’s Common Shares directly owned by CC ARB West, LLC and CC Arbitrage, Ltd. The business address of each of the Reporting Persons is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.

(14)

According to a Schedule 13G filed with SEC on February 14, 2022 by Periscope Capital Inc. (“Periscope”), a Canada corporation, which is the beneficial owner of 1,000,000 shares of Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 154,100 shares of Common Stock. The business address of Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In March 2021, our initial stockholders paid an aggregate of $25,000, or approximately $0.004 per share, to cover certain of our offering costs in consideration of 5,750,000 shares of our Class B common stock, par value $0.0001. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of the IPO. The founder shares (including the shares of our Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. Our anchor investors purchased an aggregate of approximately 22,980,000 units in the IPO at the public offering price of $10.00 per unit. No anchor investor purchased more than 9.9% of the units offered. In consideration of these purchases, our sponsor entered into investment agreements with each of our anchor investors on October 4, 2021 pursuant to which such anchor investors purchased in the aggregate 1,450,758 founder shares from our sponsor at approximately $0.004 per share (at cost).

In March, our sponsor and us executed an unsecured promissory note pursuant to which we had the ability to borrow up to $0.3 million in the aggregate to cover expenses in connection with our IPO. The promissory note was non-interest bearing and payable on the earlier of December 31, 2021 or the completion of the IPO. We borrowed $0.1 million under the promissory note and the full amount was repaid on October 7, 2021. No subsequent draws were made against the promissory note following repayment.

Our sponsor purchased an aggregate of 6,400,000 private placement warrants for a purchase price of $1.50 per whole warrant in a private placement that occurred simultaneously with the closing of the IPO. As such, our sponsor’s interest in this transaction is valued at $9,600,000. Each whole private placement warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share. The private placement warrants (including the shares of our Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We currently maintain our executive offices at Crixus BH3 Acquisition Company, C/O BH3 Management LLC, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, FL 33304. Subsequent to the closing of the IPO, we pay $15,000 per month to our sponsor for office space and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

We may pay our sponsor a fee in the amount of up to $2,000,000 upon consummation of an initial business combination for services that may be provided by our sponsor to us in connection with identifying, investigating and consummating our initial business combination. Except for such fee, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In addition, in order to finance transaction costs in connection with an initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may loan us funds as may be required. Our sponsor has executed an unsecured promissory note and has agreed to loan us up to $1.5 million as may be required, the terms of which consist of no interest accrual and a maturity date commensurate with the date the initial business combination is consummated. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination is not consummated, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loan may be convertible into warrants at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2022, there were no related party loans outstanding.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration and stockholder rights agreement pursuant to which our sponsor is entitled to certain registration rights with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of our Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

Related Party Policy

The audit committee of our Board has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee reviews the details of any new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction and the benefits of the transaction to the Company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee is required to abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Adan, Mr. Arnesen, Mr. Roth and Mr. Rose are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, and investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A common stock may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A common stock and proceeds from the sale, exchange or redemption of shares of our Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

FATCA Withholding Taxes

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) impose withholding of 30% on payments of dividends on and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions of shares of, our Class A common stock paid to “foreign financial institutions” (which is broadly defined for this purpose and includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Similarly, dividends and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions in respect of our Class A common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of the Treasury. The U.S. Department of the Treasury has proposed regulations that eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale or other disposition of our Class A common stock. Withholding agents may rely on the proposed Treasury Regulations until final regulations are issued. Prospective investors should consult their own tax advisor regarding the effects of FATCA on their investment in our securities.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling, emailing or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, email: BHAC.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Crixus BH3 Acquisition Company, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, Florida, 33304, Attention: Gregory Freedman.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November [•], 2022 (one week prior to the meeting date).

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CRIXUS BH3 ACQUISITION COMPANY

Crixus BH3 Acquisition Company (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the phrase “within 18 months from the closing of the Offering (or 21 months or 24 months, as applicable)” contained in clause (iii)(A) of Section 9.1(b) of Article IX thereof in its entirety and inserting the phrase “on or before the Termination Date” in lieu thereof.

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first two sentences of Section 9.2(d) of Article IX thereof in their entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not completed an initial Business Combination by August 7, 2023, the Board may extend the period of time to consummate an initial Business Combination by up to six additional thirty-day periods (the latest such date being referred to as the ‘Termination Date’); provided that, in each case, the Sponsor (or its affiliates or designees) has (i) provided to the Corporation a notice of such extension no later than five business days prior to August 7, 2023 or such thirty-day period, as applicable, and (ii) deposited in the Trust Account an amount determined by multiplying $0.035 by the number of Offering Shares then outstanding (such an amount, a ‘Deposit Amount’), in consideration of the Corporation’s execution and delivery of a non-interest bearing, unsecured promissory note equal to such Deposit Amount, which such promissory note shall not be repaid by the Corporation in the event that the Corporation is unable to complete an initial Business Combination unless there are funds of the Corporation available outside of the Trust Account to repay such promissory note and which such Deposit Amount shall be used to fund the redemption of the Offering Shares as provided in the last sentence of this Section 9.2(d).”

3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this ___ day of _____________, 2022.

CRIXUS BH3 ACQUISITION COMPANY

By:
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

A-2

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to Investment Management Trust Agreement (this “Amendment Agreement”) is entered into effective as of [•], 2022 (the “Effective Date”) by and between Crixus BH3 Acquisition Company, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of October 4, 2021 (the “Trust Agreement”);

WHEREAS, capitalized terms contained in this Amendment Agreement without definition shall have the meanings ascribed to such terms in the Trust Agreement;

WHEREAS, following the closing of the Offering and as of October 7, 2022, a total of $232,300,000.00 of the net proceeds from the Offering was deposited in the Trust Account;

WHEREAS, the Board of Directors of the Company has approved and declared the advisability of certain amendments to the Charter with respect to the extension of the time within which the Company must complete an initial Business Combination, which amendments have been submitted to the stockholders of the Company for their consideration and vote, together with this Amendment Agreement, at a special of the stockholders of the Company held on or about the Effective Date (the “Special Meeting”);

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified pursuant to Section 6(c) thereof (e.g., by a writing signed by each of the parties to the Trust Agreement) with the Consent of the Stockholders, which is defined in Section 6(d) of the Trust Agreement, as relevant to the Special Meeting, to mean “receipt by the Trustee of a certificate from the inspector of elections of the [Special Meeting] certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold fifty percent (50%) or more of all then outstanding shares of the Common Stock and Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class, have voted in favor of such change, amendment or modification…” (such certificate, the “Requisite Vote Certificate”);

WHEREAS, the Trustee has received the Requisite Vote Certificate with respect to the Consent of the Stockholders to this Amendment Agreement; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided in this Amendment Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the Effective Date, clause (y) of Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(y) the later of (1) the Termination Date (as defined in the Charter) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Charter if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;”

3. Amendment to Exhibit B. Effective as of the Effective Date, Exhibit B attached to the Trust Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached to this Amendment Agreement.

4. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to October 4, 2021.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes under this Amendment Agreement. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AMENDMENT AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or electronic transmission or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(g) and 6(k) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

CRIXUS BH3 ACQUISITION COMPANY

By:
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Office

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Crixus BH3 Acquisition Company (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), made effective as of October 4, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect an initial business combination (the “Business Combination”) within the time frame specified in the Company’s Charter. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement. In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [_________, 20__] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Charter. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Crixus BH3 Acquisition Company

By:
	Name:	Gregory Freedman
	Title:	Co-Chief Executive Officer and Chief Financial Officer
cc: Guggenheim Securities, LLC BTIG, LLC

Proxy Card

CRIXUS BH3 ACQUISITION COMPANY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 7, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November [•], 2022, in connection with the Special Meeting of Stockholders to be held on December 7, 2022 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301 and hereby appoints Gregory Freedman and Daniel Lebensohn, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Crixus BH3 Acquisition Company (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 7, 2022: This notice of special meeting and the accompanying proxy statement are available at [•].

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment Proposal	☐	☐	☐

To amend the Company’s amended and restated certificate of incorporation (the “charter”) to (a) extend the initial period of time by which the Company has to consummate an initial business combination to August 7, 2023, subject to extension by the board of directors of the Company (“Board”) for up to six additional thirty-day periods (the latest of which such date is referred to as the “New Termination Date”), provided that, in each case, Crixus BH3 Sponsor LLC (our “sponsor”) (or its affiliates or designees) has provided to us a notice of such extension no later than five business days prior to August 7, 2023 or such thirty-day period, as applicable, and deposited in the trust account (the “Trust Account”) established by the Investment Management Trust Agreement, dated October 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) an amount determined by multiplying $0.035 by the number of public shares then outstanding (such an amount, a “Deposit Amount”), in consideration of the Company’s execution and delivery of a non-interest bearing, unsecured promissory note equal to such Deposit Amount, which such promissory note may not be repaid by the Company in the event that the Company is unable to complete an initial business combination unless there are funds of the Company available outside of the Trust Account to pay such promissory note and which Deposit Amount will be used to fund the redemption of the public shares in the event that an initial business combination is not consummated by the New Termination Date; and to (b) make other administrative and technical changes in the charter in connection with the New Termination Dates.

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Trust Amendment Proposal	☐	☐	☐

To amend the Trust Agreement to change the initial date on which Continental must commence liquidation of the Trust Account to the New Termination Date or such later date as may be approved by our stockholders in accordance with the charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

Proposal 3 — The Director Proposal

To re-elect two Class I directors to the Company’s Board, such directors to serve until the third annual meeting of stockholders following the special meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal.

	FOR	WITHHOLD
Jonathan Roth	☐	☐
Mark Rose	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 4 — The Auditor Proposal	☐	☐	☐

To ratify the selection by our audit committee of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

	FOR	AGAINST	ABSTAIN
Proposal 5 — The Adjournment Proposal	☐	☐	☐

To approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting.

Dated: 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.